Schedule of Investments July 31, 2022 (Unaudited)

Jackson Square International Growth Fund

Description	Shares	Value
COMMON STOCKS - 96.9%
Australia - 3.0%
Atlassian*	949	$198,645

Brazil - 3.2%
MercadoLibre*	264	214,819

Canada - 5.5%
Canadian Pacific Railway	4,674	368,638

Denmark - 7.8%
DSV (a)	1,801	303,470
Vestas Wind Systems (a)	8,326	218,838
		522,308
France - 19.2%
Airbus* (a)	2,894	312,035
L'Oreal (a)	742	280,517
LVMH Moet Hennessy Louis Vuitton (a)	448	311,069
Safran (a)	2,067	227,195
Sartorius Stedim Biotech (a)	401	160,415
		1,291,231
Germany - 2.3%
Puma (a)	2,259	152,536

Israel - 1.1%
Wix.com*	1,241	73,628

Italy - 4.3%
Stevanato Group*	17,076	292,170

Japan - 7.2%
MonotaRO (a)	11,774	210,229
Recruit Holdings (a)	7,284	272,225
		482,454
Netherlands - 11.8%
Adyen* (a)	168	302,192
ASML Holding (a)	505	290,252
Universal Music Group (a)	8,887	201,170
		793,614
Switzerland - 5.4%
Lonza Group (a)	603	366,474

Taiwan - 4.2%
Taiwan Semiconductor Manufacturing - ADR	3,162	279,774

United Kingdom - 8.6%
Experian (a)	5,213	182,520
Intertek Group (a)	3,518	188,021
London Stock Exchange Group PLC (a)	2,090	203,970
		574,511
United States - 13.3%
Aon-Class A	850	247,384
EPAM Systems *	736	257,048
Lululemon Athletica*	615	190,964
ResMed	822	197,708
		893,104
TOTAL COMMON STOCKS
(Cost $7,420,028)		6,503,906

SHORT-TERM INVESTMENT - 3.4%
Money Market Deposit Account - 3.4%
U.S. Bank N.A., 1.00% (b)
Total Money Market Deposit Account	231,392	231,392
TOTAL SHORT-TERM INVESTMENT
(Cost $231,392)		231,392

Total Investments - 100.3%
(Cost $7,651,420)		6,735,298
Other Assets and Liabilities, Net - (0.3)%		(19,939)
Total Net Assets - 100.0%		$6,715,359

*	Non-income producing security.
ADR	- American Depositary Receipt
PLC	- Public Limited Company
(a)	Level 2 Security.
(b)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2022.

At July 31, 2022, the sector diversification for the Fund was as follows:
% of
Sector	Net Assets
Industrials#	34.0%
Information Technology	20.9%
Health Care	15.1%
Consumer Discretionary	13.0%
Financials	6.7%
Consumer Staples	4.2%
Short-Term Investment	3.4%
Communication Services	3.0%
Other Assets and Liabilities, Net	(0.3)%
Total	100.0%

#
As of July 31, 2022, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The industrials sector may be more sensitive to changes in supply and demand, government regulations, world events, and economic conditions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,320,778	$4,183,128	$-	$6,503,906
Short-Term Investment	231,392	–	–	231,392
Total Investments in Securities	$2,552,170	$4,183,128	$-	$6,735,298

Refer to the Schedule of Investments for further information on the classification of investments.